                                                                 EXHIBIT 10.4


                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT ("Guaranty") is executed by each of the corporations signatory hereto (collectively, the "Guarantors", and each individually a "Guarantor"), in favor of First Interstate Bank of Texas, N.A., a national banking association in its individual capacity and as agent for the Banks party to that certain Credit Agreement dated as of June 16, 1994 between Noble Drilling Corporation, a Delaware corporation ("Borrower") and such Banks.

         WHEREAS, each Guarantor hereby acknowledges and agrees that the financial accommodations to be made to Borrower pursuant to the Credit Agreement (as hereinafter defined) will materially benefit Borrower and each Guarantor, and in recognition of this fact, each Guarantor desires to secure the payment of any and all indebtedness, obligations and liabilities to Agent or to Banks now, heretofore or hereafter arising under, or in connection with the Guaranteed Indebtedness (as hereinafter defined);

         WHEREAS, the Banks are not willing to make the loans under the Credit Agreement or otherwise extend credit to Borrower unless the Guarantors unconditionally and irrevocably guarantee payment of all present and future indebtedness and obligations of the Borrower to the Banks,

         NOW, THEREFORE, in consideration of credit and financial accommodations extended or to be extended to the Borrower, by and for other good, fair and valuable considerations and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:


                                   ARTICLE I

                          NATURE AND SCOPE OF GUARANTY

         Section 1.01. Guaranty of Obligation. Guarantors hereby irrevocably, jointly and severally, and unconditionally guarantee to the Agent and to each of the Banks and their respective successors and assigns, when due (and howsoever such due date or maturity shall arise), (i) the due and punctual payment of the Guaranteed Debt as that term is hereinafter defined; and (ii) the performance of all other obligations, liabilities, covenants and agreements under the Credit Agreement. Guarantors hereby irrevocably and unconditionally covenant and agree that each is jointly and severally liable for the Guaranteed Debt as primary obligor.






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         Section 1.02.  Definitions.

         (a) As used herein, the following capitalized terms shall have the following meanings:

         "Agent" means First Interstate Bank of Texas, N.A., as agent for the Banks party to the Credit Agreement, or such Person as is successor thereto as "agent" for the Banks.

         "Banks" means each of the banks party to the Credit Agreement and such banks' respective successors and assigns.

         "Borrower" means Noble Drilling Corporation, a Delaware corporation.

         "Credit Agreement" means that certain Credit Agreement dated as of June 16, 1994, by and among Borrower, the Agent, and the banks party thereto, which provides for a revolving credit facility of up to $25,000,000 and for the issuance of Letters of Credit in the face amount of up to $5,000,000.

         "Debtor Laws" means any federal, or state bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance, preferential transfer or similar laws and judicial decisions, relating to or affecting the enforcement of creditors' rights generally.

         "Guaranteed Debt" means:

         (a) all principal, interest, reasonable attorneys' fees, commitment fees, other fees, reimbursement obligations arising in connection with letters of credit issued in connection with the Credit Agreement, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to the Agent or to the Banks at any time arising under the Credit Agreement, including, without limitation, all indebtedness, obligations and liabilities arising under the Notes and each and every scheduled payment of principal and/or interest as provided therein, and under any renewals, extensions, increases, refinancings and rearrangements of the Notes.

         (b) all post petition interest on indebtedness, obligations and liabilities of Borrower described in clause (a) above in the event of bankruptcy of Borrower, or any of the Guarantors; and

         (c) all costs, expenses and fees, including, without limitation, court costs and reasonable attorneys' fees, arising in connection with the enforcement or collection (whether or not any proceeding is commenced in connection therewith) of any or all amounts, indebtedness, obligations and liabilities of Borrower to the Agent or to the Banks described in clauses (a) and (b) above.

         "Notes" means each of the revolving notes made by Borrower to the order of each of the Banks, executed pursuant to the Credit Agreement.



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         (b)     Capitalized items used and not otherwise defined herein shall have the meanings set forth therefor in the Credit Agreement.

         Section 1.03. Indebtedness Not Reduced by Offset. The Guaranteed Debt shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower or any other Person, against Agent or Banks or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or the Guarantors' liability hereunder, to the extent that the Agent or any of the Banks advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the time required or provided by applicable agreements or Laws, each of the Guarantors is absolutely liable to make such payments to (and confer such benefits on) each of the Banks and the Agent, on a timely basis.

         Section 1.04. "Borrower" to Include New Corporations. The term "Borrower" as used herein shall include any successor corporation, partnership, association or other entity formed as a result of any reformation by, or merger or reorganization of, Noble Drilling Corporation, a Delaware corporation.

         Section 1.05. Payment by Guarantors. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantors shall, immediately upon demand by the Agent or the Banks, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate, notice of acceleration or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Agent at Agent's principal office in Houston, Texas. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt is due, but not punctually paid, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with Section 5.02 hereof.

        Section 1.06. No Duty to Pursue Others. It shall not be necessary for the Agent or the Banks (and each of the Guarantors hereby waives any rights which Guarantors may have to require the Agent or the Banks), in order to enforce such payment by any of the Guarantors, first to (i) institute suit or exhaust its rights against Borrower or other Persons now or hereafter liable on the Guaranteed Debt, or any other Person, (ii) enforce the Agent's or the Banks' rights against any security which shall ever have been given to secure the Guaranteed Debt, (iii) enforce the Agent's or the Banks' rights against any other guarantors of the Guaranteed Debt, (iv) join Borrower, or any other Persons now or hereafter liable on the Guaranteed Debt in any action seeking to enforce this Guaranty Agreement, (v) exhaust any rights available to the Agent or to the Banks against any security or guarantor which shall ever have been given to secure the Guaranteed Debt, or (vi) resort to any other means of obtaining payment of the Guaranteed Debt. Neither the Agent nor the Banks shall be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Debt.





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         Section 1.07.  Waiver of Notices, etc.  Each of the Guarantors agrees to the provisions of the Notes, the Credit Agreement and the other Loan Documents, and, except as specifically set forth in this Guaranty Agreement, hereby waives notice of (i) any loans or advances, or the issuance of any Letters of Credit, by the Agent or by the Banks to or at the request of Borrower, (ii) acceptance of this Guaranty Agreement, (iii) any amendment, modification, extension for any period, increase, refinancing or rearrangement of the Notes or any supplement, modifications, amendment and/or restatement of the Credit Agreement or of any of the other Loan Documents, (iv) the occurrence of any breach by Borrower, or any Default or Event of Default, (v) the Agent's or any of the Banks' transfer or disposition of the Guaranteed Debt, or any part thereof, (vi) the sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (vii) protest, proof of non-payment or default by Borrower, or (viii) any other action at any time taken or omitted by the Agent or the Banks, and, generally, all demands and notices of every kind in connection with this Guaranty Agreement, the Credit Agreement and the other Loan Documents.

         Section 1.08. Nature of Guaranty. This Guaranty Agreement is an irrevocable, absolute and continuing guaranty of payment and not a guaranty of collection. This Guaranty Agreement may not be revoked by any of the Guarantors and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by any of the Guarantors. The fact that at any time or from time to time the Guaranteed Debt may be increased, reduced or paid in full shall not release, discharge or reduce the obligations of Guarantors with respect to the indebtedness or obligations of Borrower, to the Agent or the Banks thereafter incurred (or other Guaranteed Debt thereafter arising) under the Notes or otherwise. This Guaranty may be enforced by the Agent or the Banks and by any subsequent holder or holders of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt. Guarantors guarantee that the Guaranteed Debt will be paid strictly in accordance with the terms of the Notes, the Credit Agreement and the other Loan Documents, regardless of any law of any tribunal affecting any such terms or the rights of the Agent or the Banks with respect thereto. The liability of the Guarantors under this Guaranty Agreement shall be irrevocable, absolute and unconditional irrespective of any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Debt under the Notes, the Credit Agreement or the other Loan Documents, or any other amendment, waiver of or any consent to the departure from the Notes, the Credit Agreement or the other Loan Documents.

         Section 1.09. Payment of Expenses. In the event that any of the Guarantors breaches or fails to timely perform any provisions of this Guaranty Agreement, each of the Guarantors agrees to pay to the Agent or to the Banks all costs and expenses (including court costs and reasonable attorneys' fees) incurred by the Agent or by the Banks in the enforcement hereof or the preservation of the Banks' rights hereunder. The covenant contained in this
Section 1.09 shall survive the payment of the Guaranteed Debt.




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         Section 1.10.  Effect of Bankruptcy.  Pursuant to any Debtor Laws, or
any judgment, order or decision thereunder, in the event that, within four years after the payment thereof, any of the Banks or the Agent must rescind or restore any payment, or any part thereof, received by the any of the Banks or the Agent in satisfaction of the Guaranteed Debt, as set forth herein, then any prior release or discharge from the terms of this Guaranty Agreement given to any of the Guarantors by any of the Banks or the Agent shall be without effect, and this Guaranty Agreement shall remain in full force and effect. Each of the Guarantors' obligations hereunder shall not be discharged except by Guarantors' performance of such obligations and then only to the extent of such performance. The covenant contained in this Section 1.10 shall survive the payment of the Guaranteed Debt, and any portion thereof.


                                   ARTICLE II

              EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING
                          ANY GUARANTORS' OBLIGATIONS

         Each of the Guarantors hereby agrees that the liability of Guarantors under this Guaranty Agreement is irrevocable, absolute and unconditional. Each of the Guarantors consents and agree to each of the following, and each of the Guarantors further agrees that each of the Guarantors' obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable or statutory, or other rights (including, without limitation, rights to notice) which any such Guarantors might otherwise have as a result of or in connection with any of the following:

         Section 2.01. Modifications, etc. Any renewal, extension for any period, increase, amendment, modification, alteration, supplement or rearrangement of all or any part of the Guaranteed Debt, the Notes, the Credit Agreement or of any of the other Loan Documents or understandings or agreements between Borrower, and the Agent or the Banks, or any other Persons, pertaining to the Guaranteed Debt;

         Section 2.02. Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Agent or the Banks to Borrower, or any one or more of the Guarantors or any other guarantor of the Guaranteed Debt;

         Section 2.03. Condition of Borrower or Guarantors. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, or any other Person now or hereafter liable for the payment of all or part of the Guaranteed Debt, including any of the Guarantors; or any dissolution of Borrower, or any one or more of the Guarantors or any other guarantor of the Guaranteed Debt, or any sale, lease or transfer of any or all of the assets or properties of Borrower, or any one or more of the Guarantors or any other guarantor of the Guaranteed Debt, or any changes in the shareholders, partners, members or other composition of Borrower, or any one or more of the Guarantors or any other guarantor of the Guaranteed Debt; or any reorganization of Borrower, or any one or more of the Guarantors or any other guarantor of the Guaranteed Debt;




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         Section 2.04.  Invalidity of Guaranteed Debt.  The invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt, the Notes, the Credit Agreement or any of the other Loan Documents, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by Law, (ii) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (iii) the officers, partners or representatives executing the Notes, the Credit Agreement or the other Loan Documents acted in excess of their authority, (iv) the Guaranteed Debt violates applicable usury Laws, (v) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower,
(vi) the creation, performance or repayment of the Guaranteed Debt (or the execution, delivery and performance of any Loan Document) is illegal, uncollectible or unenforceable, or (vii) the Notes, the Credit Agreement or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic;

         Section 2.05. Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Debt or any part thereof, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged and agreed by Guarantors that any Guarantors may be required to pay the Guaranteed Debt in full without assistance or support of any other Person, and none of the Guarantors has been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that the Agent or any of the Banks will look solely to other Persons to perform the Guaranteed Debt;

         Section 2.06. Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

        Section 2.07. Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent or unreasonable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

         Section 2.08. Care and Diligence. The failure of the Agent or the Banks or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

         Section 2.09. Status of Liens. The fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created or continuously perfected or in existence, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by Guarantors that none of the Guarantors is entering into this Guaranty Agreement in reliance on, or in contemplation of the





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benefits of, the validity, enforceability, collectability or value of any collateral for the Guaranteed Debt;

         Section 2.10. Offset. The Guaranteed Debt guaranteed hereby, and the liabilities and obligations of each of the Guarantors to the Agent and the Banks hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, recoupment, claim or defense of Borrower against the Agent or the Banks, or any other Person, or against payment of the Guaranteed Debt, whether such right of offset, recoupment, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise;

         Section 2.11. Incorporation/Merger. The reorganization, merger or consolidation of Borrower, into or with any other corporation, partnership or other entity or form;

         Section 2.12. Preference. Any payment by Borrower, to the Agent or the Banks is held to constitute a preference under Debtor Laws, or for any reason the Agent or any of the Banks is required to refund such payment or pay such amount to Borrower, or any other Person; or

         Section 2.13. Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Guaranteed Debt, the Notes, the Credit Agreement or any of the other Loan Documents, or the security and collateral therefor, whether or not such action or omission prejudices Guarantors or increases the likelihood that Guarantors will be required to pay the Guaranteed Debt pursuant to the terms hereof including, without limitation, any Advances made by the Agent or the Banks to Borrower, following any Default or Event of Default; it is the unambiguous and unequivocal intention of each of the Guarantors that each of the Guarantors shall be absolutely obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.

                                  ARTICLE III

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         To induce Banks to enter into the Credit Agreement and the other Loan Documents and to induce Banks to make the loans and otherwise extend credit to Borrower, each of the Guarantors represents, warrants and covenants to each of the Agents and the Banks that:

         Section 3.01. Familiarity and Reliance. Each of the Guarantors is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower; however, none of the Guarantors are relying on such financial condition or any collateral as an inducement to enter into this Guaranty Agreement.




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         Section 3.02.  No Representation by Banks.  Neither the Agent nor the
Banks nor any other Person has made any representation, warranty or statement to any of the Guarantors in order to induce each of the Guarantors to execute this Guaranty Agreement except as heretofore provided in the recitals of this Guaranty Agreement.

         Section 3.03. Benefit. Each of the Guarantors is a direct or indirect subsidiary of the Borrower, and such entity derives benefit from its relationship with the Borrower in connection with the ownership and operation of the business of the Borrower and its Subsidiaries, and as a result thereof, each of the Guarantors has received, or will receive, direct or indirect benefit and reasonably equivalent value from the making of this Guaranty Agreement.

         Section 3.04. Determination of Benefit. The Board of Directors of each of the Guarantors has determined that this Guaranty Agreement directly or indirectly benefits each of the Guarantors and is in the best interests of each of the Guarantors.

         Section 3.05. Legality. The execution, delivery and performance by each of the Guarantors of this Guaranty Agreement and the consummation of the transactions contemplated hereunder do not, and will not, contravene or violate any Law to which any of the Guarantors is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any Lien to which any of the Guarantors is a party or which may be applicable to each of the Guarantors or any of their respective assets. This Guaranty Agreement is a legal and binding obligation of each of the Guarantors and is enforceable in accordance with its terms, except as limited by Debtor Laws.

         Section 3.06. Use of Proceeds; Margin Stock. None of the proceeds from the Loans will be used, for the purpose of purchasing or carrying any "margin stock" as defined in Regulations G, T, U or X, or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry a "margin stock" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulations G, T, U or X. Guarantors have not taken and will not take any action which might cause any of the Loan Documents to violate or be subject to Regulations G, T, U or X, or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 8 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now or hereafter may be in effect at the time such proceeds were used.

         Section 3.07. Loan Documents. To the extent that each of the Guarantors is a party to any of the Loan Documents, each such Loan Document is the legal and binding obligation of such Person, enforceable in accordance with its terms. None of the Guarantors have or has asserted, and none are aware of, any claims, defenses, offset rights or similar rights or remedies with respect to, or any defect in, the Loan Documents, which in any manner or effect would diminish or impair any rights, Liens, privileges, benefits and remedies of the Agent or the Banks as contemplated by the Loan Documents, or would preclude the Agent or the Banks from enforcing and collecting the Obligations in the amount and manner as provided in the Loan Documents. None of the Guarantors has revoked any of its obligations under any Loan





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
Document to which it is a party, and none has requested and/or received a release or termination of its obligations thereunder. The Agent and the Banks are authorized to rely upon all representations, warranties, statements and other information, with respect to the Borrower and its Affiliates, set forth in the Loan Documents, as true and correct on the date hereof. Each of the Guarantors hereby represents and warrants that the representations and warranties pertaining to it as set forth in the Credit Agreement are true and correct on the date hereof.

         Section 3.08. Survival. All representations and warranties made by each of the Guarantors herein shall survive the execution hereof.


                                   ARTICLE IV

                     SUBORDINATION OF CERTAIN INDEBTEDNESS

        Section 4.01. Subordination of All Guarantors Claims. As used herein, the term "Guarantors Claims" shall mean all debts and liabilities of Borrower, to any of the Guarantors, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower, thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by notes, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any of the Guarantors. After the occurrence of a Default, and so long thereafter as such Default continues, until the Guaranteed Debt shall be paid and satisfied in full and the Guarantors shall have performed all obligations hereunder, none of the Guarantors shall receive or collect, directly or indirectly, from Borrower any amount upon the Guarantors Claims. The Guarantors Claims shall not include all rights and claims of any of the Guarantors against the Borrower (arising as a result of subrogation or otherwise) as a result of any Guarantor's payment of all or a portion of the Guaranteed Debt. UNTIL ALL OF THE OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL, EACH OF THE GUARANTORS EXPRESSLY AND SPECIFICALLY WAIVES ANY AND ALL RIGHTS, WHETHER ARISING BY LAW OR AGREEMENT OR OTHERWISE, TO REIMBURSEMENT, CONTRIBUTION, SUBROGATION, EXONERATION AND INDEMNIFICATION, AND TO PARTICIPATE IN ANY CLAIM OR REMEDY OF ANY OF THE AGENT OR THE BANKS OR ANY OTHER PERSON AGAINST BORROWER, OR ANY OTHER PERSON, WITH RESPECT TO THE GUARANTEED DEBT. EACH OF THE GUARANTORS HAS CONSULTED WITH LEGAL COUNSEL OF ITS OWN CHOOSING AS TO THE EFFECT OF THE FOREGOING WAIVERS. If any Guarantor shall make payment to Lender of all or any portion of the Obligations, and if all of the Obligations shall be finally paid in full, Agent will, at such Guarantor's request and expense, execute and deliver to such Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor; provided that such transfer shall be subject to Section 1.10 above.





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         Section 4.02.  Claims in Bankruptcy.  In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, the Agent and the Banks shall have the right to prove the claims of the Banks (and of the Agent, if any) in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends, distributions and payments which would otherwise be payable upon Guarantors Claims. Each of the Guarantors hereby assigns such dividends, distributions and payments to the Agent for the benefit of the Banks. Should the Agent or the Banks receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to any of the Guarantors, and which, as between Borrower and Guarantors, shall constitute a credit upon the Guarantors Claims, then upon payment to Banks in full of the Guaranteed Debt, each of the Guarantors shall become subrogated to the rights of the Agent and the Banks to the extent that such payments to the Agent and the Banks on the Guarantors Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to that proportion of the Guaranteed Debt which would have been unpaid if Agent and the Banks had not received dividends or payments upon the Guarantors Claims.

        Section 4.03. Payments Held in Trust. In the event that, notwithstanding Sections 4.01 and 4.02 above, any of the Guarantors should receive any funds, payment, claim or distribution which is prohibited by such Sections, each of the Guarantors, unless otherwise directed in writing by the Agent or the Banks, agree to immediately notify the Agent of receipt of same and to hold in trust for the Banks an amount equal to the amount of all funds, payments, claims or distributions so received, and agree that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions, except to pay them promptly to the Agent for the benefit of the Banks, and Guarantors covenant to immediately pay the same to the Agent for the benefit of the Banks.

         Section 4.04. Liens Subordinate. Each of the Guarantors agrees that any Liens upon the assets and properties of Borrower, securing payment of the Guarantors Claims shall be and remain inferior and subordinate to any Liens upon the assets and properties of Borrower securing payment of the Guaranteed Debt, regardless of whether such Liens in favor of any of the Guarantors or the Agent for the benefit of the Banks presently exist or are hereafter created or attach. Without the prior written consent of the Agent, none of the Guarantors shall (i) exercise or enforce any rights it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Liens on assets of Borrower, held by any of the Guarantors.






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
                                   ARTICLE V

                                 MISCELLANEOUS

         Section 5.01. Waiver. No failure to exercise, and no delay in exercising, on the part of the Agent or the Banks, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Agent and the Banks hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and signed by Banks and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

        Section 5.02. Notices. Except for telephonic notices permitted herein, any notices or other communications required or permitted to be given by this Agreement or any other Loan Documents and instruments referred to herein must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by telex or telecopy delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party as follows: (a) if to Guarantors, c/o Noble Drilling Corporation, 10370 Richmond Avenue, Suite 400, Houston, Texas 77042, Fax Number: (713) 974-3181, Attention: Byron L. Welliver, Sr. Vice President - Finance and Treasurer, with copy to Thompson & Knight, a Professional Corporation, 1700 Pacific Avenue, Suite 3300, Dallas, Texas 75201, Fax Number: (214) 969-1751, Attention: Robert D. Campbell, Esq.; and (b) if to Agent, as set forth therefor in the Credit Agreement, and if to the Banks, then in care of the Agent, all with copy to Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas 77010, Fax Number: (713) 651-5246,
Attention: Joshua P. Agrons; provided however, the failure of any of the Guarantors, Agent or the Banks to provide a copy of any notice or other communication to the other party's counsel as specified in the foregoing clause shall not affect the effectiveness, legitimacy and significance of any notice or other communication sent by any of the Guarantors to the Agent or the Banks, or the Agent of any of the Guarantors, so long as such notice or other communication is otherwise in compliance with this Section 5.02. Any notice to be mailed or personally delivered may be mailed or delivered to the principal offices of the party to whom such notice is addressed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is mailed or personally delivered as aforesaid or, if transmitted by telex, on the day that such notice is transmitted as aforesaid; provided, however, that any telephonic or other notice received by a party after 11:00 a.m. (Houston, Texas time) on any day shall be deemed to have been given on the next succeeding day. Any party may change its address for purposes of this Agreement by giving notice of such change to the other party pursuant to this Article 5.02.

         Section 5.03. Entirety and Amendments. This Guaranty Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and this Guaranty Agreement may be amended only by an instrument in writing executed by the parties hereto.

         Section 5.04. Parties Bound; Assignment. This Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, none of the Guarantors may, without the prior written consent of the Agent, assign any of its rights, duties or obligations hereunder.

         Section 5.05. Multiple Parties. Anyone signing this Guaranty Agreement shall be bound thereby, whether or not any other party signs this Guaranty Agreement or is released therefrom at any time. It is specifically agreed that the Agent may enforce the provisions hereof with respect to one or more of the Guarantors without seeking to enforce the same as to all or any other such parties, and each of the Guarantors hereby waives any requirement of joinder of all or any other of the other parties hereto in any suit or proceeding to enforce the provisions hereof. The obligations created by this Guaranty Agreement shall be joint and several (and not merely joint) with respect to each of the Guarantors.

         Section 5.06. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.

        Section 5.07. Rights and Remedies. If any of the Guarantors becomes liable for any indebtedness owing by any of the Borrower to the Agent or to the Banks, by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of the Agent and the Banks hereunder shall be cumulative of any and all other rights of the Agent or the Banks hereunder that Banks may have against any of the Guarantors. The exercise by the Agent or the Banks of any right under this Guaranty Agreement, the Credit Agreement, any of the other Loan Documents, any other instrument, document or agreement, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right.

         Section 5.08. Multiple Counterparts. This Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty Agreement by signing any such counterpart.

         Section 5.09. Choice of Law. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

         Section 5.10. Submission to Jurisdiction. To the extent not expressly prohibited by law from time to time in effect, each of the Guarantors hereby irrevocably and unconditionally: (i) submits for itself and its property in any legal action or proceeding relating to this Guaranty Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of Harris County, Texas, the Courts of the United States of America for the Southern District of Texas, Houston Division and Appellate Courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that any such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Guarantor at its address set forth in Section 5.02 of this Guaranty Agreement or at such other address of which Agent shall have been notified pursuant thereto; and (iv) agrees that nothing herein shall impair the right of Agent to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         EXECUTED effective as of the day and year first above written.

                                  GUARANTORS:


                                  NOBLE DRILLING (U.S.), INC.


                                  By:  /s/ BYRON L. WELLIVER
                                     ________________________________________
                                           Byron L. Welliver
                                         Senior Vice President


                                  NOBLE DRILLING (WEST AFRICA), INC.


                                  By:  /s/ BYRON L. WELLIVER
                                     ________________________________________
                                           Byron L. Welliver
                                         Senior Vice President


                                  NOBLE DRILLING (MEXICO), INC.


                                  By:  /s/ ALAN KRENEK
                                     ________________________________________
                                           Alan Krenek
                                            Treasurer



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